Exhibit 10.7(f)
                              AMENDMENT NO. 5
                                    TO
               SECOND AMENDED AND RESTATED CREDIT AGREEMENT


     THIS AMENDMENT NO. 5, dated as of August 19, 1994, is between Concurrent Computer Corporation (the "Company"), Fleet
Bank of Massachusetts, N.A. ("Fleet") and CIBC Inc. (the
"Lenders").

     WHEREAS, the Company has requested that the Lenders agree to amend the Second Amended and Restated Credit Agreement dated as of July 21, 1993, as amended by Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of September 28, 1993, Amendment No. 2 to Second Amended and Restated Credit Agreement dated as of November 10, 1993, Amendment No. 3 to Second Amended and Restated Credit Agreement dated as of November 18, 1993 and Amendment No. 4 to Second Amended and Restated Credit Agreement dated as of February 18, 1994 (the "Credit Agreement") between the Company, the Lenders and Fleet, as Agent for the Lenders by, among other things, changing certain financial covenants;

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the Company and, pursuant to Section 12.04 of the Credit Agreement, the Lenders hereby agree as follows:

     1. Terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

     2.   The term "Maturity Date" is redefined to mean October
1, 1995.

     3. Section 3A of the Credit Agreement is amended by replacing "June 30, 1995" with "October 1, 1995".

     4. Section 9.28 of the Credit Agreement is amended by replacing "2.00 to 1" for the fiscal quarter ending September
30, 1994 with "2.85 to 1".

     5. Section 9.29 of the Credit Agreement is deleted and replaced with the following language:

     "9.29. Debt Service Coverage Ratio. The Company will not, as at the end of any fiscal quarter, permit the ratio of (a) EBITDA to (b) the sum of
     (i) Interest Expense for such period, plus (ii) all scheduled principal payments due on money borrowed from any source for such quarter, plus (iii) all lease payments in respect of Capital Lease
     Obligations during such quarter, to be less than
     1.4 to 1.0. Notwithstanding the foregoing, (a) any scheduled monthly principal installment deferred pursuant to Section 4.01 hereof shall not constitute a "scheduled principal payment" for any fiscal quarter other than the fiscal quarter during which such installment originally was due, and (b) for the fiscal quarters ending September 30, 1994, December 31, 1994, March 31, 1995 and June 30,
     1995, the above ratio shall not be less than 1.85 to 1, 2.0 to 1, 2.0 to 1 and 2.0 to 1, respectively."

     6. Section 9.31 of the Credit Agreement is deleted and replaced with the following language:

     "9.31. Domestic Liquid Assets. The Company will not permit Domestic Liquid Assets at the end of each fiscal month to be less than the amount set forth below opposite each such month. For purposes hereof, "Domestic Liquid Assets" shall mean the sum of (a) domestic cash and cash equivalent, (b)
     Eligible Accounts Receivable, and (c) domestic inventory.

          Fiscal Month Ending Domestic Liquid Assets

          July 31, 1994                 $25,500,000
          August 31, 1994               $24,000,000
          September 30, 1994            $27,500,000
          October 31, 1994              $25,500,000
          November 30, 1994             $23,000,000
          December 31, 1994             $26,000,000
          January 31, 1995              $24,500,000
          February 28, 1995             $22,000,000
          March 31, 1995                $27,000,000
          April 30, 1995                $24,500,000
          May 31, 1995                  $22,000,000
          June 30, 1995 and each        $27,500,000"
          fiscal month thereafter

     7. Section 9.32 of the Credit Agreement is amended by replacing the columns styled "Fiscal Quarter Ending" and "Quick
Ratio" with the following language:

          "Fiscal Quarter Ending        Quick Ratio

          September 30, 1994            .55 to 1
          December 31, 1994             .55 to 1
          March 31, 1995                .60 to 1
          June 30, 1995, and each       .60 to 1"
          fiscal quarter ending
          thereafter

     8. Section 9.33 of the Credit Agreement is amended by replacing the columns styled "Fiscal Quarter Ending" and "Maximum Leverage Ratio" with the following language:

          "Fiscal Quarter Ending        Maximum Leverage Ratio

          September 30, 1994                 2.30
          December 31, 1994                  2.10
          March 31, 1995                     2.0
          June 30, 1995, and each            1.9"
          fiscal quarter ending
          thereafter

     9. Except as otherwise expressly provided above, (a) all terms and conditions of the Credit Agreement shall remain in full force and effect and are hereby ratified and confirmed, and (b) the execution, delivery and effectiveness of this Amendment No. 5 shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Basic Documents, nor constitute a waiver of any provision under any of such Documents.

       10. The Company represents and warrants that (a) the representations and warranties set forth in the Credit
Agreement are true and accurate as of the date hereof, and (b) no Specified Event exists.

       11. This Amendment No. 5 only shall be effective upon (a) the Company's payment to Fleet and CIBC Inc. in immediately available funds of an extension and restructuring fee of $39,285 and $35,715, respectively, and (b) receipt by the Agent of (i) an opinion from the General Counsel of the Company in form and substance satisfactory to the Agent and Lenders and
(ii) an original certificate from the Delaware Secretary of State dated on or after August 18, 1994 certifying the Company's good standing and legal existence. Notwithstanding anything to the contrary contained herein, the amendment to
Section 3A of the Credit Agreement set forth above only shall be effective upon the execution and delivery by the Company to Fleet of all documents requested by Fleet which are necessary to effect the extension of the expiry date of the L/C's.

       12. This Amendment No. 5 may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the other parties hereto may execute this Amendment No. 5 by signing any such counterpart.
This Amendment No. 5 shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the parties have caused this Amendment
No. 5 to be duly executed as of the date first above written.


                              CONCURRENT COMPUTER CORPORATION

By:_____________________________________


                              FLEET BANK OF MASSACHUSETTS, N.A.

By:_____________________________________


                              CIBC INC.

By:______________________________________

                                 Exhibit A

               DOMESTIC LIQUID ASSETS COMPLIANCE CERTIFICATE

               Monthly fiscal period ending ___________, 199_

     Reference is made to be Second Amended and Restated Credit Agreement dated as of July 21, 1993 (as modified and supplemental and in effect from time to time, the "Credit Agreement") between the Lenders, Agent and Concurrent Computer Corporation ("Company"). Terms defined in the Credit Agreement are used as defined herein.

     The officer executing this certificate* on behalf of the Company hereby certifies that, to be best of [his/her] knowledge, the Company is in compliance with Section 9.31 of the Credit Agreement as at the end of the monthly fiscal period ending ________, 199_ as set forth in the attached Annex 1 and as determined in accordance with the requirements of the Credit Agreement.

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly executed as of the ______ day of ______________, 199_.

                      CONCURRENT COMPUTER CORPORATION


By:________________________________

                                   Title:

* Must be signed by the president, chief executive officer, chief financial officer or controller of the Company